UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 January 4, 2008

                             ----------------------

                                ABC FUNDING, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      333-121070                 56-3458730
           ------                      ----------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                   Steven Barrenechea, Chief Executive Officer
                           c/o Eaton & Van Winkle LLP,
                                 3 Park Avenue,
                            New York, New York 10016
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (212) 779-9910
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective January 4, 2008, Richard Cohen resigned as our Chief Financial Officer to pursue other business opportunities. He had served in this position since April 2006. We intend to name a replacement to serve as our Chief Financial Officer in the near future.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2008                      ABC FUNDING, INC.


                                             By: /s/ Steven Barrenechea
                                                 -------------------------------
                                                 Name:  Steven Barrenechea
                                                 Title: Chief Executive Officer